SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2007

Wells Real Estate Fund VI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23656	58-2022628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Disposition of Assets

Disposition of the Tanglewood Commons Land Outparcels

On January 31, 2007, Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”) sold two land outparcels adjacent to a retail shopping center in Clemmons, North Carolina (the “Tanglewood Commons Land Outparcels”) to Wells Management, an affiliate of the general partner, for a gross sales price of $750,000, excluding closing costs. Fund VI-VII-VIII Associates is a joint venture partnership between Wells Real Estate Fund VI, L.P. (the “Registrant”), Wells Real Estate Fund VII, L.P., and Wells Real Estate Fund VIII, L.P.

The Registrant holds an equity interest of approximately 34.25% in Fund VI-VII-VIII Associates, and Fund VI-VII-VIII Associates owns 100% of the Tanglewood Commons Land Outparcels. As a result of the sale, the Registrant received net sale proceeds of approximately $251,000 and was allocated a gain of approximately $30,000, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	WELLS CAPITAL, INC. General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: February 5, 2007

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WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 31, 2007 sale of two land outparcels adjacent to a retail shopping center in Clemmons, North Carolina (the “Tanglewood Commons Land Outparcels”) by Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture between the Registrant, Wells Real Estate Fund VII, L.P. and Wells Real Estate Fund VIII, L.P. as if the disposition and distribution of net sale proceeds to the joint venture partners had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 34.25% in Fund VI-VII-VIII Associates, which owned 100% of the Tanglewood Commons Land Outparcels.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sales of the BellSouth Building and the Tanglewood Commons Land Outparcels as if these transactions had occurred on January 1, 2005. Fund VI-VII-VIII Associates sold the BellSouth Building on May 15, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the Tanglewood Commons shopping center, the condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center, the BellSouth Building, (collectively, “Prior Dispositions”), and the Tanglewood Commons Land Outparcels as if these transactions had occurred on January 1, 2005. Fund VI-VII-VIII Associates sold the Tanglewood Commons shopping center on April 21, 2005. The condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center occurred on October 12, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the Prior Dispositions or the sale of the Tanglewood Commons Land Outparcels had been consummated as of January 1, 2005.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$211,895	$(221,498	)(b)	$(9,603	)(e)
Cash and cash equivalents	4,823,506	251,460	(c)	5,074,966
Other assets	20,709	0		20,709

Total assets	$5,056,110	$29,962		$5,086,072

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$20,190	$0		$20,190
Due to affiliates	4,712	0		4,712

Total liabilities	24,902	0		24,902

Partners’ capital:
Limited partners:
Class A – 2,310,358 units outstanding	2,813,063	0		2,813,063
Class B – 189,642 units outstanding	2,217,600	29,962	(d)	2,247,562
General partners	545	0		545

Total partners’ capital	5,031,208	29,962		5,061,170

Total liabilities and partners’ capital	$5,056,110	$29,962		$5,086,072

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s pro rata share of the basis in the Tanglewood Commons Land Outparcels as of September 30, 2006.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VI-VII-VIII Associates as a result of the sale of the Tanglewood Commons Land Outparcels.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the Tanglewood Commons Land Outparcels. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.
(e)	Reflects the pro forma amount of accrued expenses, net of receivables, recorded by Fund VI-VII-VIII Associates.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	BellSouth Building		Tanglewood Commons Land Outparcels		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$2,382,637	$(2,393,629	)(b)	$3,536	(c)	$(7,456)

EXPENSES:
Partnership administration	78,092	0		0		78,092
Legal and accounting	45,408	0		0		45,408

Total expenses	123,500	0		0		123,500

INTEREST AND OTHER INCOME	98,786	0		0		98,786

NET INCOME (LOSS)	$2,357,923	$(2,393,629)		$3,536		$(32,170)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$824,185	$(860,811)		$3,536		$(33,090)

CLASS B LIMITED PARTNERS	$1,533,193	$(1,532,818)		$0		$375

GENERAL PARTNERS	$545	$0		$0		$545

NET INCOME (LOSS) PER WEIGHTED-AVERAGE UNIT:

CLASS A LIMITED PARTNERS	$0.36	$(0.37)		$0.00		$(0.01)

CLASS B LIMITED PARTNERS	$8.08	$(8.08)		$0.00		$0.00

WEIGHTED-AVERAGE UNITS OUTSTANDING:

CLASS A LIMITED PARTNERS	2,310,358					2,310,358

CLASS B LIMITED PARTNERS	189,642					189,642

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)

Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the BellSouth Building for the nine months ended September 30, 2006. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)

Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons Land Outparcels for the nine months ended September 30, 2006. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Tanglewood Commons Land Outparcels if the transaction had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		Tanglewood Commons Land Outparcels		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$2,137,470	$(1,923,480	)(b)	$2,842	(d)(e)	$4,775
		(212,057	)(c)(e)
EXPENSES:
Partnership administration	124,952	0		0		124,952
Legal and accounting	76,558	0		0		76,558

Total expenses	201,510	0		0		201,510
INTEREST AND OTHER INCOME	124,900	0		0		124,900

NET INCOME (LOSS)	$2,060,860	$(2,135,537)		$2,842		$(71,835)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,830,666	$(1,906,878)		$2,842		$(73,370)

CLASS B	$230,194	$(228,659)		$0		$1,535

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.79	$(0.82)		$0.00		$(0.03)

CLASS B	$1.21	$(1.20)		$0.00		$0.01

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,309,958					2,309,958

CLASS B	190,042					190,042

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons shopping center and the condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.
(c)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the BellSouth Building for the year ended December 31, 2005. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.
(d)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons Land Outparcels for the year ended December 31, 2005.
(e)	These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the sale of the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

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